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                                                                   EXHIBIT 10.19


                                  OFFICE LEASE

     THIS OFFICE LEASE ("Lease") is made and entered into by and between the SHEET METAL WORKERS' PENSION PLAN OF SOUTHERN CALIFORNIA, ARIZONA AND NEVADA ("Landlord"), and VINEYARD NATIONAL BANK, a national banking association ("Tenant"), and dated for reference purposes only January 2, 2001.

1.   PREMISES/TERM/USE

     1.1 LEASE; PREMISES. Subject to the terms and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby rents and accepts from Landlord, 1,030 rentable square feet on the third (3rd) floor, designated as Suite 320 (the "Premises"), of the MANHATTAN PLAZA OFFICE BUILDING, located at 111 North Sepulveda Boulevard, Manhattan Beach, California (the "Building"), as more fully described on a floor plan attached hereto and marked Exhibit A. The Premises are 1.54% of the rentable square feet in the Building.

     1.2 TERM. The initial term of this Lease shall be for thirty-six (36) months (the "Initial Term") with, at Tenant's option, one (1) additional, consecutive term of thirty-six (36) months (the "Renewal Term"), pursuant to Section 1.3 below. The Initial Term and the Renewal Term (if exercised) shall be hereinafter collectively referred to as the "Term." The Term shall commence (the "Commencement Date") on February 1, 2001.

     1.3 TENANT'S RENEWAL RIGHT. While this Lease is in full force and effect, provided no Event of Default by Tenant, or condition which with "Notice" (as defined in Section 23) or the passage of time or both would constitute an Event of Default by Tenant, exists at the time such option is exercised or at the commencement of the Renewal Term, Tenant shall have the option to renew this Lease for the Renewal Term. Such extension of the Initial Term shall be on the same terms, covenants and conditions as provided for in the Initial Term, except that: (a) the Base Year (as defined below) shall be the calendar year in which the Renewal Term commences; (b) Landlord shall have no additional obligation for tenant improvements or for any other tenant inducements for the Renewal Term, with the sole exceptions that Landlord shall patch and paint the interior walls, and steam clean the carpets within the Premises, if such repairs are necessary, as determined in Landlord's reasonable discretion; and (c) the Base Rent (as defined below) for the Renewal Term shall initially be ninety-five percent (95%) of the "Fair Market Rent" as defined below; provided, however, in no event will such monthly rental rate be less than the Base Rent stated in this Lease for the last month of the Initial Term; and provided further, that the Fair Market Rent may be subject to Fair Market Rental Increases. Tenant shall exercise its option by providing Landlord Notice of such intent to renew not earlier than ten (10) months nor later than six (6) months prior to the expiration of the Initial Term. Any Notice not given as specified in the preceding sentence shall be void, and Tenant shall be deemed to have waived its renewal rights. This renewal option may be exercised only by Tenant or, if the Lease shall have been assigned or sublet, by such assignee or sublessee only if (y) Landlord has consented in writing to the transfer of this renewal option to such assignee or sublessee, or (z) such assignment or sublease was accomplished pursuant to the terms of
          Section 8.

          The term "Fair Market Rent" shall mean the monthly amount per rentable square foot in the Premises, that a willing, non-equity, non-renewal, non-expansion, new tenant would pay, and a willing landlord would accept, at arm's length for space in a comparable office space, with a space requirement comparable to Tenant, giving appropriate consideration to monthly rental rates per square foot, the presence or absence of rent escalation clauses (whether by cost of living ("CPI") adjustments or a predetermined rate), the presence of operating expenses and tax pass-throughs, length of lease term, sizes and location of premises being leased, if any, and other generally applicable terms and conditions of tenancy for a similar building.

          The term "Fair Market Rental Increases" shall mean those increases in the Fair Market Rent (whether by cost-of-living (CPI) adjustments or at predetermined rates), if any, during a similar term that the aforesaid tenant would pay and the aforesaid landlord would accept under the aforesaid conditions.

          Landlord shall determine the Fair Market Rental Rate and the Fair Market Rental Increases, if any, by using its good faith judgment. Landlord shall provide Notice of such amount within thirty (30) days (but in no event later than sixty (60) days) after Tenant provides the Notice to Landlord exercising Tenant's renewal option. Tenant shall have fifteen (15) days (the "Tenant's Review Period") after receipt of Landlord's Notice of the new rental rate and rental increases within which to accept such rental rate and rental increases. In the event Tenant fails to accept in writing such rental rate and rental increases proposed by Landlord then such proposal shall be deemed rejected, and Landlord and Tenant shall attempt to agree upon such Fair Market Rental Rate and the Fair Market Rental Increases, using their best good


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          faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Tenant's Review Period (the "Outside Agreement Date"), then either party may, without incurring any additional liability, give Notice to the other that the Lease shall terminate upon the expiration of the Initial Term.

          Upon determination of the Fair Market Rent and Fair Market Rental Increases, if any, as set forth above, Tenant and Landlord shall execute an amendment to the Lease setting forth the Base Rent, the increases in Base Rent, if any, and frequency thereof, the expiration date of the Lease, as extended, and any other terms and conditions that may have been agreed upon.

     1.4 USE. Tenant shall use the Premises for general business and administrative office uses and shall not occupy or use, or permit any portion of the Premises to be occupied or used for any other purpose whatsoever. This Lease covers no other part of the Building or the ground upon which it is located, except the nonexclusive rights hereby granted by Landlord to Tenant, its agents, employees, customers business invitees and visitors to use the public corridors, the elevators, stairways and similar common areas within the Building, and the ground level parking area.

2.   RENT

     2.1 BASE RENT. Tenant shall pay Landlord, without offset or deduction, monthly base rent ("Base Rent") as follows: (a) during months one (1) through twelve (12) of the Initial Term, in the amount of $2,317.50 per month, based upon a rate of $2.25 per rentable square foot; (b) during months thirteen (13) through twenty-four (24) of the Initial Term, in the amount of $2,575.00 per month, based upon a rate of $2.50 per rentable square foot; and (c) during months twenty-five (25) through thirty-six (36) of the Initial Term, in the amount of $2,832.50 per month, based upon a rate of $2.75 per rentable square foot. Base Rent shall be payable commencing on the Commencement Date. The first payment shall be made, in advance, upon execution of this Lease and credited to the first month. Payments of Base Rent shall be made in monthly installments at the office of Landlord's Manager (as set forth in Section 23) or at such other place as Landlord shall specify by Notice, in advance for each month, on the first business day of each and every month until the end of the Term.

     2.2 ADDITIONAL RENT. Tenant's pro rata share of "Operating Expenses" (as defined in Section 18), and all other sums of money required under this Lease to be paid by Tenant to Landlord other than Base Rent, are designated "Additional Rent." The term "Rent" in this Lease means Base Rent and Additional Rent. Rent shall be payable in lawful funds of the United States without offset or deduction. All past due Rent shall bear interest from the due date, until paid, at a rate of twelve percent (12%) per annum or the highest rate allowed by law, whichever is lower. Rent for any partial month occurring during the Term shall be prorated.

3.   SERVICES TO BE FURNISHED BY LANDLORD

     3.1 GENERAL. Landlord shall furnish or cause to be furnished to the Premises the following services: (a) electricity for lighting the Premises and operating ordinary 110-volt portable desk top office equipment of the type normally used in general business offices, subject to Section 3.2 of this Lease, (b) heat and air conditioning as may reasonably be required for the comfortable use and occupancy of the Premises during Building Operating Hours (as defined in Exhibit
          D), (c) janitor and cleaning services limited to emptying and removal of general office refuse, dusting and light vacuuming of floors as needed, Monday through Friday, and such window washing as may in the reasonable judgment of Landlord be required, (d) replacement of fluorescent tubes and light bulbs, (e) domestic water for the operation of lavatories, drinking fountains and coffee bars, and (f) toilet room supplies.

     3.2 LIMITS RE ELECTRICITY. Tenant's use of electrical service furnished by Landlord shall be subject to the following: Tenant shall not, without Landlord's prior written consent, use any equipment that has a rated capacity greater than one (1) kilowatt or any machines which require voltage other than 110 or which will increase the amount of electricity ordinarily furnished for use of the Premises for general office purposes. If Tenant requires additional electrical power, Tenant shall request Landlord to provide the power, which Landlord may refuse. Tenant shall pay all costs of installation and maintenance of submeters, wiring, air conditioning and other items requested by Tenant. If additional electrical power is furnished, Tenant shall pay on demand, as Additional Rent, the cost of the excess demand and consumption of electrical current, plus any Landlord expenses incurred in keeping account of the electric current consumed; provided, however, Landlord may, at its option, elect to have all equipment requiring additional electrical power separately metered.

     3.3 LIMITS RE AIR CONDITIONING. Furthermore, whenever heat generating machines or equipment are used in the Premises which affect the temperature maintained by the air conditioning system, Landlord reserves the right to provide supplementary air conditioning and the cost, installation and maintenance shall be paid by Tenant upon demand.


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     3.4  LANDLORD NOT TO BE LIABLE. Landlord shall not be liable for failure to furnish or cause to be furnished any of the foregoing services when such failure is caused by accidents or conditions beyond the control of the Landlord, or by repairs, labor disturbances or labor disputes of any character; provided, however, that in any of such events, Landlord shall make a prompt and diligent effort to cause the resumption of such services. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, excepting only where such loss or injury is solely the result of Landlord's willful misconduct; nor shall any such failure or misconduct by Landlord relieve Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant. If an Event of Default by Tenant, or a condition which with Notice or the passage of time or both would constitute an Event of Default by Tenant, exists, Landlord shall have the right, at Landlord's option, to suspend or discontinue the foregoing services, or any thereof, during the continuance of any such Event of Default or condition, and any such suspension or discontinuance shall not be deemed to be an eviction or ejection of Tenant.

4.   PREPARATION AND ACCEPTANCE OF PREMISES

     CONDITION OF PREMISES ON DELIVERY. The Premises are rented "as-is", without any additional services or improvements to be provided by Landlord other than repainting and re-carpeting the Premises using building standard materials. Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises and the Building were in good and satisfactory condition when possession was taken.

5.   QUIET ENJOYMENT

     Tenant, upon keeping, observing and performing all of the covenants and agreements of this Lease on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease, subject, however, to the covenants, agreements, terms, provisions and conditions of this Lease and to underlying mortgages or ground leases to which this Lease is subject and subordinate.

6.   REPAIRS AND RE-ENTRY

     6.1 TENANT'S OBLIGATIONS; ADDITIONAL RENT. Tenant will, at Tenant's own cost and expense, repair or replace any damage done to the Building or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors. If Tenant fails to promptly make such repairs or replacements within fifteen (15) days of the occurrence of the event causing such damage, Landlord may, at it option, make such repairs and replacements itself, and Tenant shall repay the cost thereof to Landlord on demand as Additional Rent. Tenant shall take good care of the Premises and the fixtures and improvements therein and shall not commit or allow any waste or damage to be committed on any portion of the Premises, and shall, upon termination of this Lease, deliver up the Premises (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises.

     6.2 LANDLORD'S OBLIGATIONS. Landlord shall make repairs, restorations and replacements as and when needed to those portions of the Building which are not required to be maintained by Tenant or other tenants of the Building.

     6.3 RE-ENTRY BY LANDLORD. Upon termination of this Lease, Landlord shall have the right to re-enter and assume possession of the Premises, and the cost and expense of any repairs necessary to restore the condition of the Premises to the condition in which they are to be delivered to Landlord shall be borne by Tenant.

7.   ALTERATIONS BY TENANT AND TENANT FIXTURES

     7.1 TENANT ALTERATIONS. Tenant will not make or allow to be made any alterations, decorations, additions or improvements in or to the Premises or anchor any decorations to the Premises ("Tenant Alterations") without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All contractors, subcontractors and workers must be acceptable to, and approved in advance of any construction by, Landlord, in Landlord's sole and exclusive discretion. Tenant shall pay or cause to be paid all costs for work done by it or caused to be done by it on the Premises of a character which will or may result in liens on Landlord's interest therein, and Tenant will keep the Premises free and clear of all mechanic's liens, and other liens on account of work done for Tenant or persons claiming under it. Tenant shall indemnify and hold Landlord harmless against any liability, loss, damage, costs or expenses, including without limitation attorney's and expert's fees, on account of any claims of any nature whatsoever relating to Tenant Alterations, including without limitation claims of liens of laborers or materialmen or others for work performed for, or materials or supplies furnished to, Tenant or persons claiming under Tenant. All Tenant


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          Alterations (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Premises, without compensation to Tenant.

     7.2 TENANT FIXTURES AND OTHER PROPERTY. All built-in furniture, cabinetwork, movable business and trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the Building. Any damage to the Premises caused by installation, alteration or removal of Tenant's fixtures or equipment shall be repaired at the expense of Tenant.

8.   ASSIGNMENT AND SUBLETTING

     8.1 PROHIBITION OF ASSIGNMENT AND OTHER TRANSFERS. Tenant shall not, except as otherwise provided herein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (a) assign, mortgage, pledge, encumber or otherwise transfer this Lease, the term and estate hereby granted, or any interest under the Lease; or (b) sublease all or any part of the Premises. Without limiting Landlord's grounds for disapproval, Landlord's withholding or delaying approval will be deemed reasonable if it is based on: (x) Landlord's opinion, in Landlord's sole and exclusive discretion, that the use, business, operations or purposes of a prospective assignee, sublessee or other transferee may be inconsistent with or contrary to the purposes of Landlord, its contributing employers or participating labor unions; (y) Landlord's good faith analysis of the prospective assignee's, sublessee's or other transferee's credit, character and business or professional standing; or (z) whether the prospective assignee, sublessee or other transferee is an existing or prospective tenant of the Building. The consent of Landlord to any assignment, other transfer or sublease of this Lease, and the term and estate hereby granted, shall not relieve Tenant of the obligation to obtain such consent to any further assignment or other transfer. If the rent agreed to by Tenant and its subtenant or assignee is greater than the Rent payable under this Lease, such excess rent shall be paid to Landlord as Additional Rent at the same times and in the same manner as the Rent hereunder.

     8.2 PROPOSED ASSIGNMENT OR SUBLEASE. If Tenant desires to assign this Lease or sublease the Premises or any part thereof, then at least thirty (30) days, but not more than ninety (90) days, prior to the date when Tenant desires the assignment or sublease to be effective (the "Transfer Date"), Tenant shall give Landlord Notice (the "Assignment Notice") which shall set forth the name, address and business of the proposed assignee or sublessee, the Transfer Date, detailed information (including references) regarding the creditworthiness and financial condition of the proposed assignee or sublessee, and such other information and documentation as Landlord may require. Landlord shall notify Tenant in writing that Landlord elects either (a) to disapprove the proposed assignee or sublessor, or
          (b) to permit Tenant to assign or sublet such space to the proposed assignee or sublessee.

     8.3 TENANT TO REMAIN LIABLE. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of all Rent under this Lease and for compliance with all of Tenant's other obligations under this Lease.

     8.4 LANDLORD'S ASSIGNMENT. Landlord may sell, transfer, mortgage, encumber or assign the Building or this Lease. Within ten (10) days after request by Landlord, at any time before and after such sale, transfer, mortgage, encumbrance or assignment by Landlord, Tenant shall execute, acknowledge and deliver a certificate ("Estoppel Certificate") in recordable form certifying: (a) the capacity of the person executing such certificate and that such person is duly authorized to execute it on behalf of Tenant; (b) the Commencement Date of this Lease and the date upon which the Term expires; (c) that this Lease is unmodified and in full force and effect (or if modified, in full force and effect as modified); (d) that no Event of Default has occurred with respect to Landlord; (e) that there are no defenses or offsets to this Lease or its enforceability known to Tenant (if such be the case); and (f) the date to which Rent has been paid.

9.   USE OF THE PREMISES

     9.1 LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE. Tenant shall use the Premises in a careful, safe and proper manner and shall not occupy or use, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful or deemed to be disreputable in any manner, or extra hazardous on account of fire. Tenant shall not permit anything to be done which will in any way increase the rate of fire, hazard, loss of rent, casualty or other insurance on the Building and/or its contents, and in the event that, by reasons and acts of Tenant, there shall be any increase in the rate of any such insurance on the Building or its contents created by Tenant's acts or conduct of business, then Tenant hereby agrees to pay such increases as Additional Rent.

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     9.2  NUISANCE; RULES AND REGULATIONS. Tenant shall conduct its business in such a manner as not to create any nuisance, or interfere with or disturb any other tenant or Landlord in its management of the Building. Tenant shall observe and comply with the Rules and Regulations set forth in Exhibit D and such other and further reasonable Rules and Regulations which Landlord at any time may make and communicate to Tenant and apply to tenants and occupants of the Building generally and which, in the reasonable judgment of Landlord, shall be necessary for the operation, maintenance, reputation or appearance or the Building.

10.  INDEMNITY / LIABILITY

     10.1 INDEMNITY BY TENANT. Tenant shall indemnify, defend, protect and hold harmless Landlord, and its agents, representatives, trustees, administrators and employees from and against any and all claims, losses, proceedings, damages, causes of action, liability, costs and expenses (including without limitation attorney's and expert's fees) arising from or in connection with, or caused by, any act, omission or negligence of Tenant or any sublessee of Tenant, or any of their respective contractors, licensees, invitees, agents, servants or employees, on or about the Premises or the Building; and if any action or proceeding is brought against Landlord, or its agents, representatives, trustees, administrators and/or employees by reason of any such claim, Tenant upon Notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, its agents, representatives, trustees, administrators and/or employees. These provisions are in addition to, and not in lieu of, the insurance required to be provided by Tenant, as described elsewhere in this Lease. Notwithstanding anything contained in this Lease to the contrary, Tenant's indemnity obligation shall survive the expiration or earlier termination of this Lease.

     10.2 LANDLORD NOT TO HAVE LIABILITY. Tenant hereby agrees that Landlord and its agents and employees shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, or of Tenant's employees, invitees, customers, contractors, workers, or any other person in or about the Premises, nor shall Landlord or its agents, representatives, trustees, administrators and/or employees be liable for injury to the person of Tenant, Tenant's employees, agents, invitees, customers, contractors, workers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Without in any way limiting the foregoing, Landlord and its agents or employees shall not be liable or responsible for any injury, loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body of authority, or other matter beyond the control of Landlord.

     10.3 MUTUAL RELEASE AND WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives and releases the other from any claim or liability for damage to such party's property occurring during the Term to the extent covered by insurance. Each party shall cause the property hazard insurance carried by it, with respect to the Building, the Premises or such party's other property located therein, to be endorsed, if necessary, to prevent any invalidation of such insurance by reason of the waivers and releases contained in this Section, provided such endorsement can be obtained at no cost. If additional costs are involved, the party carrying such insurance shall give the other party the opportunity to apply for such endorsement.

     10.4 TRANSFER OF OWNERSHIP. Upon the sale or transfer of the Building, the obligations and duties of the Landlord selling or transferring the Building under the Lease shall terminate, except as to liabilities that shall have accrued prior to the transfer or which are the result of the conduct of that Landlord.

     10.5 EXPRESS AGREEMENT. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Building or the Premises by fire or other casualty, and any law which purports to govern the rights of Landlord and Tenant in such a contingency in the absence of express agreement, and any successor or other law of like import, shall have no application.

11.  ACCESS FOR REPAIRS AND INSPECTION

     Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable hours upon reasonable prior oral request to Tenant, except in the case of an emergency, in which case the right of entry shall be immediate, to examine the Premises, to show them to prospective purchasers, mortgagees or tenants and to make and perform such cleaning, maintenance, repairs, alterations,

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     improvements or additions as Landlord may deem necessary or desirable for the safety, improvement or preservation of the Premises or of other portions of the Building, without such acts constituting an eviction of Tenant in whole or in part or entitling Tenant to any abatement of rent by reason of loss or interruption of business of Tenant or otherwise. If Tenant shall not be personally present to open and permit an entry into the Premises, at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the Premises by use of a master key, or in any emergency may forcibly enter the Premises, without rendering Landlord or Landlord's agents liable therefor (provided that during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Landlord shall have the right to erect, build, use and maintain unexposed pipes, ducts and conduits in and through the Premises.


12.  FIRE AND OTHER CASUALTY

     12.1 MAJOR CASUALTY. If the Premises or the Building shall be so damaged by fire or other casualty as to render the Premises untenantable, as determined in the Landlord's sole and absolute discretion, this Lease may be terminated by Landlord as of the date of the occurrence of the fire or other casualty by giving Notice of such termination. Upon such Notice of termination, Tenant shall surrender to Landlord the Premises and all interest therein under this Lease, and Landlord may re-enter and take possession of the Premises and remove Tenant therefrom. Except for Tenant's indemnity obligations, Landlord and Tenant shall be free and discharged from all obligations arising under this Lease after the date of such termination. There shall be no abatement of Rent by reason of all or any portion of the Premises being unusable for a period of fifteen (15) days or less. If the damage is due, in whole or in part, to the fault or negligence of Tenant or Tenant's employees, agents contractors or invitees, there shall be no abatement of Rent.

     12.2 REPARABLE CASUALTY. If the Premises, without any fault or negligence of Tenant, shall be damaged by fire or other casualty, but not so as to render them untenantable and insurance proceeds are made available to Landlord, Landlord shall cause the damage to be repaired with reasonable promptness and there shall be no abatement of Rent or any other amounts due under this Lease. If the fire or other casualty causing damage to the Premises or other parts of the Building shall have been caused, in whole or in part, by Tenant or Tenant's employees, agents, representatives, contractors or invitees, such damage shall be repaired by Landlord and the amount paid for such repair shall be immediately due from Tenant to Landlord with interest at the rate of twelve percent (12%) per annum or the highest rate allowed by law, whichever is lower, from the dates of Landlord's payments.

     12.3 LANDLORD'S ELECTION. If the Building is so damaged by fire or other casualty that Landlord shall deem it advisable to reconstruct, rebuild or raze the Building, then, notwithstanding anything contained herein to the contrary, this Lease may be terminated by Landlord as of the date of the occurrence of the fire or other casualty by giving Notice to Tenant of such termination within thirty (30) days after the occurrence of the fire or other casualty. Upon such Notice of termination, Tenant shall surrender to Landlord the Premises and all interest therein under this Lease, and Landlord may re-enter and take possession of the Premises and remove Tenant therefrom. Landlord and Tenant shall be free and discharged from all obligations arising hereunder after the date of such termination.

     12.4 WAIVER. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) with respect to any destruction of the Premises.

13.  CONDEMNATION

     13.1 CONDEMNATION. Upon any taking under the power of eminent domain, or sale under threat of the exercise of said power ("Condemnation") of the whole or a substantial part of the Building, the Premises or the parking area that shall substantially interfere with Tenant's use and occupancy of the balance thereof, this Lease shall, at the election of either Tenant or Landlord exercised by either party giving Notice to the other of such termination, terminate as of the date the condemning authority takes title or possession, whichever first occurs. Upon Condemnation of any part of the Building which shall not render the Premises untenantable, Landlord shall have the right, at its option, to terminate this Lease as of the date the condemning authority takes title or possession, whichever first occurs. No award from the condemning authority shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made, together with any and all rights of Tenant now or hereafter arising in or to such award or any part thereof; provided, however, that Tenant may receive any award for Tenant's property and fixtures removable by Tenant at the expiration of the Lease under the terms of this Lease, or for the interruption of, or damage to Tenant's business or for relocation expenses recoverable against the condemning authority.

     13.2 RESTORATION AFTER PARTIAL TAKING. If there is Condemnation which does not result in a termination of this Lease, Landlord shall, to the extent of any funds received from the condemning authority for repair or restoration, restore the Building or Premises substantially to their condition prior to such partial Condemnation and, thereafter, Rent shall be abated in


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

          the proportion which the rentable square footage of the part of the Premises so made unusable bears to the amount of rentable square footage immediately prior to the Condemnation. No temporary taking of a part of the Premises or of the Building shall give Tenant any right to terminate this Lease or to any abatement of Rent.

     13.3 WAIVER. Tenant hereby waives the provisions of Code of Civil Procedure, Section 1265.130 with respect to any condemnation.

14.  HAZARDOUS SUBSTANCES

     14.1 DEFINITIONS.

          (1) HAZARDOUS SUBSTANCE. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be in the Building or on the Premises, is either: (a) potentially injurious to the public health, safety or welfare, the environment or the Building or Premises, (b) regulated or monitored by any governmental authority, or (c) a basis for liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof.

          (2) RESTRICTIONS. The term "Restrictions" shall include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to the Building or the Premises (including without limitation matters pertaining to (a) industrial hygiene,
               (b) environmental and other physical conditions on, in, under or about the Building, including soil and groundwater conditions, and (c) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy.

          (3) REPORTABLE USE. The term "Reportable Use" shall mean (a) the installation or use of any above or below ground storage tank, or
               (b) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Tenant's being responsible for the presence in, on or about the Building or the Premises of a Hazardous Substance with respect to which any Restriction requires that a notice be given to persons entering or occupying the Building, the Premises or neighboring properties.

     14.2 PROHIBITED USES. Tenant shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use of any Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Restrictions. Notwithstanding the foregoing, Tenant may, with Landlord's prior written consent, but in compliance with all Restrictions, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of Tenant's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Building, the Premises or neighboring properties to any meaningful risk of contamination or damage, or expose Landlord to any liability therefor. Landlord may (but without any obligation to do so) condition its consent or continued consent to the use or presence of any Hazardous Substance, activity or storage tank by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Building, the Premises and the environment against damage, contamination or injury, or liability therefrom or therefor, including without limitation the installation (and removal on or before expiration of the Term or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and the deposit of an additional Security Deposit under Section 19. Tenant shall comply with all Restrictions relating to the use and storage of such chemical solutions.

     14.3 DUTY TO INFORM LANDLORD. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Building or the Premises, other than as previously consented to by Landlord, Tenant shall immediately give Notice of such fact to Landlord. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Building or the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Building or the Premises, including without limitation all such documents as may be involved in any Reportable Uses.

     14.4 INDEMNIFICATION. Tenant shall indemnify, protect, defend and hold Landlord, its administrators, sponsors, fiduciaries, trustees, agents, representatives, employees, and Lender, if any, and the Building and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Building or the Premises by or for Tenant or under Tenant's control. Tenant's obligations under this Section 14.4 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Landlord in writing at the time of such agreement.

     14.5 TENANT'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Tenant, shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all Restrictions. Tenant shall, within (5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including without limitation permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Restrictions specified by Landlord, and shall immediately upon receipt, give Notice to Landlord (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant, the Building or the Premises to comply with any Restrictions.

     14.6 ENVIRONMENTAL INSPECTION; COMPLIANCE. Landlord and Landlord's lender, if any, shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and thereby verifying compliance by Tenant with this Section 14 and the Restrictions, and to employ experts and/or consultants in connection therewith and/or to advise Landlord with respect to Tenant's activities, including without limitation the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Building or the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless an Event of Default by Tenant, or condition which, with Notice or the passage of time or both, would constitute an Event of Default by Tenant, or a violation of the Restrictions, or any contamination, caused or materially contributed to by Tenant, is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such event, Tenant shall upon request reimburse Landlord or Landlord's lender, if any, for the costs and expenses of such inspections.

15.  HOLDOVER

     If Tenant or any person claiming through or under Tenant is in possession of any part of the Premises after the expiration of the Term, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal of this Lease or an extension for any further term, and such month-to-month tenancy shall be subject to each and every term, covenant and agreement contained herein, except that Base Rent shall be increased to one hundred fifty percent (150%) of the amount of Base Rent payable by Tenant during the last month of the Term. Nothing in this Section shall be construed as a consent by Landlord to any continued possession by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term or upon the earlier termination hereof and to assert any remedy in law or equity to evict Tenant and/or collect damages in connection with such continued possession.

16.  INSURANCE

     16.1 LANDLORD'S INSURANCE. Landlord shall at all times during the Term, as an operating cost, procure and maintain in force and effect a Broad Form policy or policies of insurance covering the Building. At Landlord's option, Landlord may procure endorsements thereon for flood, earthquake, tornado, theft and collapse, or such other coverage as Landlord deems appropriate. Landlord may also obtain a Comprehensive Package policy of liability insurance (including contractual liability), employer's liability insurance, excess liability insurance and such other insurance as Landlord deems necessary or appropriate. Any insurance carried by Landlord may be under a blanket policy (or policies) covering other properties of Landlord and/or its related or affiliated entities.

     16.2 TENANT'S INSURANCE - LIABILITY. Tenant shall keep in force with respect to the Premises and Tenant's business and other activities therein Commercial Package liability insurance, includingwithout limitation contractual liability, payable on an occurrence basis, with a minimum combined limit of $1,000,000, naming Landlord and Landlord's manager for the Building as additional insureds.

     16.3 TENANT'S INSURANCE - OTHER. Tenant shall carry and maintain a Broad Form policy of insurance covering all of Tenant's property and all alterations, additions or improvements permitted under this Lease (unless provided for at Landlord's expense), from time to time in, on or upon the Premises in an amount not less that ninety percent (90%) of their full replacement cost from time to time during the term of this Lease, providing coverage for sprinkler damage, vandalism and malicious mischief. Such insurance shall name Landlord and Landlord's manager for the Building as additional insureds.

     16.4 EVIDENCE OF INSURANCE. Tenant shall deliver to Landlord policies or duly executed certificates of insurance. Renewals shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms. The amount of Tenant's insurance shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors.

     16.5 LANDLORD NOT TO INSURE. Landlord shall have no obligation to carry insurance of any kind on Tenant's goods, furniture or furnishings or other property, and Landlord shall not be obligated to repair any damage thereto or to replace the same except with respect to any damage thereto caused by Landlord's willful misconduct or gross negligence.

17.  DEFAULT

     The occurrence of any one or more of the events set forth in Sections 17.1, 17.2, 17.3 and 17.4 shall constitute a material Event of Default and breach of this Lease by Tenant.

     17.1 NON-PAYMENT OF RENT. The failure of Tenant to make any payment of Rent as and when due, where such failure shall continue for a period of five (5) days after Notice from Landlord that said payment is delinquent or not received.

     17.2 BREACH. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of the Lease to be observed or performed by Tenant, other than the failure to pay Rent where such failure shall continue for a period of ten (10) days after Notice thereof from Landlord to Tenant.

     17.3 INSOLVENCY. (a) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (b) Tenant's becoming a "debtor" as defined in the Bankruptcy Code, 11 U.S.C. ss. 101 et seq., or any successor statute thereto (unless, in the case of a petition filed against Tenant, the petition is dismissed within thirty (30)
          days); (c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within fifteen (15) days; (d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of all or any portion of Tenant's interest in this Lease, where such seizure is not discharged within fifteen (15) days; or (e) the occurrence of any other event which would have a material adverse effect on Tenant's ability to pay its debts as they become due.

     17.4 ABANDONMENT. The abandonment of the Premises by Tenant.

     17.5 REMEDIES. Upon an Event of Default by Tenant, Landlord shall have the right, but not the obligation, to re-enter and retake the Premises and resume possession thereof, and thereafter to relet same for the remainder of the period of the Term specified in this Lease. Nothing herein shall be construed as in any way denying Landlord the right, in case of any Event of Default by Tenant to treat the Event of Default as an entire breach of the Lease and at Landlord's option immediately sue for any and all damages occasioned by Landlord thereby. Should Landlord terminate this Lease and thereafter seek relief pursuant to
          Section 1951.2 of the California Civil Code, interest shall be allowed upon unpaid rent, for the purposes of Section 1951.2(b), at the greater of the legal rate of interest and ten percent (10%) per annum. The foregoing remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law or in equity. Any proof by Tenant under Section 1951.2(a)(2) or (3) of the California Civil Code, as to the amount of rental loss that could be reasonably avoided, shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same use as the Premises and in the same geographic vicinity, and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto. Until Landlord elects to terminate this lease, Landlord has the remedy provided for in Section 1951.4 of the California Civil Code (that is, Landlord may continue the lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and such other remedies as may be provided at law or in equity. The foregoing remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law or in equity.

18.  OPERATING EXPENSES

     18.1 OPERATING EXPENSES DEFINED. "Operating Expenses," as used in this Lease, means all amounts paid or accrued by Landlord per calendar year for the operation and maintenance of the Building or the land on which it is situated, and the equipment, fixtures and facilities used in connection therewith, including the parking area. Operating Expenses include, but are not limited to the cost of utilities, window cleaning, services, building supplies, janitorial and cleaning services, normal maintenance and repair of the Building and the common areas (including elevators, if any, and the periodic refurbishing of the common areas), heating and air conditioning, waste disposal, lighting, maintenance of fire protection and security systems, planting and landscaping, landscape maintenance, "Taxes" (as defined below), insurance premiums (including without limitation boiler and machinery, fire and extended coverage, earthquake, flood, rental and public liability insurance), and all labor, supplies, materials, tools, professional fees, management fees, wages, salaries and payroll burden of the Building's manager and clerical, maintenance and other employees directly associated with the operation of the Building, Building office rent or rental value, office supplies and materials, and all other items constituting operating and maintenance costs in connection with the Building and land according to generally accepted accounting principles. Operating Expenses shall not include the following: (a) depreciation; (b) leasing commissions; (c) repairs and restorations paid for by the proceeds of any insurance policy; (d) construction of improvements of a capital nature; except for the cost, or portion thereof, properly allocable to the Building, of any capital improvements made to the Building specifically to reduce Operating Expenses, which cost shall be amortized over the useful life of the improvement (together with interest on the unamortized balance at Landlord's cost of funds), or required to be made to the Building under any governmental law or regulation not applicable to the Building at the time it was constructed, which cost shall also be amortized over the useful life of the improvement (together with interest on the unamortized balance at Landlord's cost of funds); (e) ground rent; (f) debt service; and (g) income and franchise taxes other than that portion, if any, of income and franchise taxes which may hereinafter be assessed and paid in lieu of or as a substitute in whole or in part for Taxes. If less than ninety-five percent (95%) of the rentable area of the Building is actually occupied during any calendar year, Operating Expenses for such calendar year shall be the amount that the Operating Expenses would have been for such calendar year had ninety-five percent (95%) of the rentable area of the Building been occupied during all of such calendar year as determined by Landlord.

     18.2 PAYMENT OF OPERATING EXPENSES. Tenant shall pay, each month, as Additional Rent, at the same time as the Base Rent provided for in
          Section 2, one-twelfth (1/12) of Tenant's pro rata share of annual Operating Expenses in excess of those expenses incurred in Base Year 2001. Landlord and Tenant agree that Tenant's pro rata share is 1.54% ("Tenant's Share"), which was computed as a fraction, the numerator of which is the number of rentable square feet of the Premises, and the denominator of which is the 66,894 total rentable square feet contained in the Building.

     18.3 LANDLORD'S ESTIMATES. Landlord shall, prior to the first day of any calendar year, estimate Operating Expenses for the following calendar year for the purpose of determining Tenant's Share of increases in Operating Expenses (the "Escalation") to be due from Tenant. Tenant's monthly payments of the Escalation shall be in such amounts as are so estimated by Landlord in its reasonable discretion. Landlord shall, within one hundred twenty (120) days after the end of any calendar year for which Additional Rent may be due for the Escalation, give Notice thereof to Tenant, which Notice shall also contain or be accompanied by a statement of the Operating Expenses for the calendar year, and by a computation of such Additional Rent. Failure of Landlord to give Tenant Notice within said time period shall not be a waiver of Landlord's right to collect said Additional Rent. When the Landlord presents Tenant with a statement of amounts due by Tenant for any Escalation: (a) Tenant shall pay Landlord within fourteen (14) days the difference between the Escalation and the amount of monthly payments made by Tenant attributable to said Escalation; or (b) Tenant shall receive a credit against future payments of Additional Rent if the Escalation is less than the amount of monthly payments collected by Landlord attributable to such Escalation.

     18.4 AUDIT. Tenant, at its cost, shall have the right to audit Landlord's records of Operating Expenses referred to in any statement of Operating Expenses delivered in accordance with the provisions of
          Section 18.2 above in Landlord's property manager's offices during usual business hours, within the sixty (60) day period following delivery of the statement; provided however, that no such audit shall extend the time within which Tenant is obligated to pay the amounts shown in such statement. If within such sixty (60) day period Tenant does not deliver to the Landlord a Notice referring in reasonable detail to one or more errors in such statement, Tenant shall be deemed conclusively to have accepted that the information set forth in such statement is correct.

     18.5 TAXES. Where used in this Lease, the term "Taxes" means all taxes, assessments (special or otherwise), use and occupancy taxes, transit taxes, water and sewer charges, excises, levies, license and permit fees and all other charges levied upon or with respect to the Building and the property upon which it is situated and ad valorem taxes on personal property used in connection therewith, and rentals or receipts therefrom and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges included in this definition of Taxes. Taxes shall not include federal or state income tax, gift, inheritance or estate taxes.

     18.6 PERSONAL PROPERTY TAXES. Tenant shall be liable for and shall pay before delinquency all taxes, and penalties and interest thereon, if any, levied against Tenant's furniture, trade fixtures and equipment, and any other personal property of Tenant situated or installed in and upon the Premises. For the purposes of determining the amount of such taxes, figures supplied by the county assessor's office or other taxing authority as to the amount thereof shall be conclusive.

19.  SECURITY DEPOSIT

     Concurrently with the execution of this Lease, Tenant shall deliver to Landlord, in good funds, the sum of $2,832.50 to be held by Landlord as security for the full and faithful performance of every provision of this Lease (the "Security Deposit"). If any Event of Default by Tenant exists with respect to any provision of this Lease, including without limitation the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of the Event of Default by Tenant or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of such Event of Default by Tenant. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the amount deposited, and Tenant's failure to do so shall be a material breach of this Lease. Should Tenant faithfully perform all of the terms, covenants and conditions of this Lease and remain in possession of the Premises at the expiration of this Lease, the amount of the Security Deposit shall be repaid by Landlord to Tenant. Should the Base Rent be increased, Tenant on the date of such increase shall deliver to Landlord additional funds sufficient to ensure that Landlord is at all times in possession of a Security Deposit equal to not less than one (1) month's current Base Rent.

20.  UNDERLYING MORTGAGES

     20.1 SUBORDINATION. This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage, deed of trust and/or ground lease which may now or at any time hereafter affect Landlord's interest in the Building (an "Underlying Interest"), at the option of the Landlord or Landlord's lender. Each holder of each Underlying Interest shall have the right, exercisable at such holder's sole and exclusive option at any time, to cause any of the Underlying Interests which such holder owns to be and become subordinate and inferior to the lien and charge of this Lease by delivering Notice of such exercise to Tenant. Tenant shall from time to time execute and deliver such instruments as Landlord or the holder of any Underlying Interest may reasonably request to confirm the status of this Lease as provided in this Section 20.

     20.2 ATTORNMENT TO HOLDER OF UNDERLYING INTEREST. Tenant confirms that if by reason of a default under any Underlying Interest the holder of such Underlying Interest or its successor or assignee in interest becomes the Landlord hereunder, Tenant shall attorn to, and shall recognize, such holder as Tenant's landlord under this Lease. Tenant shall execute and deliver, at any time and from time to time, upon request of Landlord or of the holder of any Underlying Interest, an instrument which may be reasonably necessary or appropriate to evidence such attornment. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right or election to terminate this Lease or to surrender possession of the Premises in the event any proceeding is brought by the holder of the Underlying Interest to acquire Landlord's interest hereunder.

     20.3 LANDLORD'S DEFAULT. In the event of any act or omission by Landlord which pursuant to this Lease or by law would give Tenant the right to terminate this Lease, Tenant shall not exercise such right unless or until: (a) it has given Notice of such act or omission to the holder of each Underlying Interest who has previously given Tenant Notice of the existence of such Underlying Interest; and (b) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such Notice.

     20.4 NON-DISTURBANCE. Notwithstanding anything contained in this Section, as a condition to the attornment and subordination obligations set forth in this Section, this Lease and the leasehold estate hereby created shall not be extinguished or terminated or the possession or the right of Tenant (including the rights with respect to enjoyment and removal of Tenant's property) be disturbed so long as this Lease shall be in force and no Event of Default by Tenant, or condition which with Notice or the passage of time or both would cause an Event of Default by Tenant, exists and the holder of an Underlying Interest shall have entered into a non-disturbance and attornment agreement at the request of Tenant in form and substance reasonably acceptable to Tenant, Landlord and such holder of an Underlying Interest.

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



     20.5 ESTOPPEL CERTIFICATES. Tenant shall, promptly upon request by Landlord, deliver to Landlord for the holder of the Underlying Interest an Estoppel Certificate as described in Section 8.4.

21.  PARKING PROVISIONS

     21.1 PARKING. Tenant shall have the right to use a maximum of three (3) automobile parking spaces in the Building's parking areas for which there currently is a $45.00 monthly charge per single unassigned stall and a $65.00 monthly charge per single assigned stall, which charge shall be payable in advance on the first day of each calendar month during the Term hereof. The charge for such spaces shall be adjusted from time to time in Landlord's sole and absolute discretion. Tenant shall require its employees to park within the Building's parking areas and shall forbid its employees to park on city streets.

     21.2 LANDLORD NOT TO BE LIABLE. Tenant, its agents, representatives, employees, customers, business invitees, contractors and all persons using the drives and parking areas do so at their own risk and Landlord shall not be responsible for, or in any way have any obligation or liability for, any damage, loss, theft or injury to any vehicle or other equipment, any contents thereof or any other personal property or for the death or injury to any person while located in or entering or exiting any portion of the drives and parking area. Landlord shall have the right at any time to change the arrangement or location of the assigned or unassigned spaces without incurring any liability to Tenant or entitling Tenant to any abatement of any parking fee, as long as such changes do not materially affect Tenant's rights under the Lease.

22.  RELOCATION; BUILDING NAME

     22.1 [INTENTIONALLY DELETED]

     22.2 BUILDING NAME; SIGNAGE. Landlord shall have the right to name the Building and to change the name or designation by which the Building is commonly known at any time. Tenant shall not use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises. Landlord shall provide a building directory which shall include Tenant's listing in a conspicuous place in the Building. Landlord shall also provide one suite identification sign adjacent to the main entry door of the Premises in Landlord's standard size and form. Landlord shall pay all reasonable charges for the initial installation of the directory listing and suite identification sign, and Tenant shall pay for any subsequent changes to the directory listing and identification sign at Tenant's request.

23.  NOTICES

     Any notice, demand or request provided for or permitted to be given pursuant to this Lease must be in writing and shall be properly given and effective when personally served, when sent by prepaid Western Union telegram or air courier, when sent by telecopier, or when deposited in an official depository under the regular care and custody of the United States Mail, addressed as specified below, sent by registered or certified mail, return receipt requested, with postage prepaid ("Notice"). If given by certified mail, the time period in which a response of any such mailed Notice must be given, however, shall commence to run from the date of receipt on the return receipt of the Notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of change in address of which no Notice was given shall be deemed to be receipt of the Notice. Notices shall be addressed as follows:

         To Landlord: CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.
                      555 South Flower Street, Suite 4200
                      Los Angeles, California 90071
                      Attn: Property Manager

                      With a copy to:  GILBERT & SACKMAN, A LAW CORPORATION
                                       6100 Wilshire Boulevard, Suite 700
                                       Los Angeles, California 90048-5114
                                       Attn: Joseph L. Paller Jr.

         To Tenant:   VINEYARD NATIONAL BANK
                      9590 Foothill Boulevard
                      Rancho Cucamonga, California 91730
                      Attn: President

     Notice of change of address shall be given in the same manner as prescribed herein for other Notices.

24.  BROKER'S OR AGENT'S COMMISSION

     24.1 Landlord represents and warrants that Landlord has incurred no obligation for brokerage commission or finder's fee in connection with the execution of this Lease, except as listed below, and Landlord agrees to indemnify Tenant and hold Tenant harmless against all liabilities and costs arising from such claims, including without limitation attorney's and expert's fees in connection therewith.

             Landlord's Broker:        CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.
                                       879 West 190th Street, Suite 100
                                       Los Angeles, California 90248

             Tenant's Broker:          CB RICHARD ELLIS, INC.
                                       1840 Century Park East, Suite 700
                                       Los Angeles, California 90067

     24.2 Tenant represents and warrants that Tenant has incurred no obligation for brokerage commissions or finder's fees in connection with the execution of this Lease and Tenant agrees to indemnify Landlord and hold Landlord harmless against all liabilities and costs arising from such claims, including without limitation attorneys' fees in connection therewith.

25.  GENERAL

     25.1 PLACE OF PERFORMANCE - GOVERNING LAW. Tenant shall perform all covenants, conditions and agreements contained herein, including without limitation the payment of Rent, in Los Angeles County, California. Any suit arising from or relating to this Lease shall be brought in Los Angeles County, California. This Lease shall be governed by and construed in accordance with the laws of the State of California.

     25.2 SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term, then, and in that event, the parties intend that the remainder of this Lease shall not be affected thereby, and the parties also intend that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there is added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     25.3 INUREMENT. Subject to the provisions of this Lease governing assignments and transfers by Landlord and Tenant, respectively, the terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives.

     25.4 INTEGRATION. This Lease and the Exhibits thereto constitute the entire understanding between Landlord and Tenant. All previous conversations, memorandums and writings pertaining to leasing of the Premises not incorporated or referenced in this Lease are superseded hereby. Any modification hereto must be made by a separate written instrument. No officer, employee or representative of Landlord, of Landlord's manager or of Tenant has the authority to make any representation or promise not already contained herein or made pursuant to the within provisions, and Landlord and Tenant expressly agree that by executing this Agreement, and any other document required herein or caused to be executed hereby, it is not doing so in reliance upon any representation or promise which is not set forth herein.

     25.5 NO WAIVER. No delay or failure of Tenant or Landlord in exercising any right, power, privilege or remedy hereunder or any single or partial exercise of any right, power, privilege or remedy shall preclude other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permission or consent of any kind by Landlord or Tenant must be in writing and shall be effective only to the extent provided therein.

     25.6 ATTORNEYS' FEES. If suit is instituted to enforce or construe the terms of this Lease, the prevailing party shall be entitled to recover reasonable costs and attorney's and expert's fees (whether or not for services of salaried attorneys regularly employed by the party) in connection therewith in addition to any other remedy to which it may be entitled.

     25.7 CAPTIONS. Captions used in this Lease are for ease of reference only and do not define or limit provisions.

     25.8 AUTHORITY. If Tenant is a corporation, partnership, trust, association or other entity, Tenant and each person executing this Lease on behalf of Tenant hereby covenant and warrant that: (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation; (b) Tenant is duly qualified to do business in California;
          (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant's obligations hereunder; and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

     25.9 SUBMISSION OF LEASE. The submission of this Lease to Tenant for examination or execution does not constitute a reservation of or option on the Premises or an agreement to lease the Premises or any other space. This Lease shall become effective as a lease and Landlord shall become obligated to rent space to Tenant only upon the execution and delivery of this Lease by Landlord and Tenant.

     25.10 EXHIBITS. The following Exhibits designated by an "X" are part of this Lease and are incorporated herein by this reference.

                   [X]    A - Floor Plan of Premises
                  ------

                          B - Site Plan of Building
                  ------

                          C - Tenant Improvements; Work Letter
                  ------

                   [X]    D - Rules and Regulations
                  ------

                          E - Commencement Date Agreement
                  ------


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Office Lease has been duly executed by Landlord and Tenant as of the date first above written.


Landlord:                           SHEET METAL WORKERS' PENSION PLAN OF
                                    SOUTHERN CALIFORNIA, ARIZONA AND NEVADA


                                    By: /s/ KURT MARSTELLER
                                       --------------------------------------
                                                   Kurt Marsteller
                                                     Co-Chairman


                                    By: /s/ ROY A. RINGWOOD
                                       --------------------------------------
                                                    Roy A. Ringwood
                                                      Co-Chairman


Tenant: VINEYARD NATIONAL BANK, a national banking association



                                    By:  /s/ NORMAN MORALES
                                         --------------------------------------


                                         Name:  NORMAN MORALES
                                              ---------------------------------


                                         Title:  PRESIDENT AND CHIEF EXECUTIVE
                                                 OFFICER
                                                -------------------------------

                                         Date:  JANUARY 12, 2001
                                              ---------------------------------




                                    By:   /s/  MARIETTA HIX
                                         --------------------------------------


                                         Name:  MARIETTA HIX
                                              ---------------------------------


                                         Title:  ASSISTANT CORPORATE SECRETARY
                                                -------------------------------

                                         Date:  JANUARY 12, 2001
                                              ---------------------------------

                                    EXHIBIT A


                                    PREMISES


     EXHIBIT A to the Office Lease dated February 1, 2001 between the SHEET METAL WORKERS' PENSION PLAN OF SOUTHERN CALIFORNIA, ARIZONA AND NEVADA ("Landlord"), and VINEYARD NATIONAL BANK, a national banking association ("Tenant"), for the premises located at 111 North Sepulveda Boulevard, Manhattan Beach, California 90266 consisting of 1,030 rentable square feet, identified as Suite 320.

     All measurements and distances are approximate. This plan is not scaled.




                                [TO BE PROVIDED]


                                   Page A-16

                                    EXHIBIT D


                         BUILDING RULES AND REGULATIONS


     EXHIBIT D to the Office Lease ("Lease") dated February 1, 2001 between the SHEET METAL WORKERS' PENSION PLAN OF SOUTHERN CALIFORNIA, ARIZONA AND NEVADA ("Landlord"), and VINEYARD NATIONAL BANK, a national banking association ("Tenant"), for the premises at 111 North Sepulveda Boulevard, Manhattan Beach, California 90266, consisting of 1,030 rentable square feet, identified as Suite 320 ("Premises").

26. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service for Tenant to Landlord for Landlord's supervision and approval, which approval may be withheld in Landlord's sole and absolute discretion, before performance of any such contractual services. With the sole exceptions of installation of telephones, computer equipment and related electrical devices and attachments, the foregoing requirements shall apply to all work performed in the Building including without limitation installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. No such work shall be done by Tenant without Landlord's written approval first had and obtained.

27. The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 p.m. and such work may be done at any time when the offices are vacant. The windows, doors, and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles, cabinets, book cases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligations regarding cleaning service.

28. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires the use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to the hours designated by Landlord from time to time. All such movement shall be directed by Landlord and in a manner to be agreed upon between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant shall include determination by Landlord and be subject to its decision and control of the time, method, and routing of movement. Limitations are imposed by safety or other concerns which may prohibit any articles, equipment or any other item from being brought into the Building. Tenant expressly assumes all risk of loss or damage to any and all articles so moved, as well as injury to any person or persons or the public engaged or not engaged in such movement, including, without limitation, equipment, property, and personnel of Landlord if damaged or injured as a result of any acts done or undertaken in connection with carrying out this service for Tenant from the time of entering property to completion of the work; and Landlord shall not be liable for the act or acts of any person or persons so engaged in, or any damage or loss to any property of persons resulting directly or indirectly from any act done or undertaken in connection with such service performed by or for Tenant.

29. No sign or signs will be allowed in any form on the exterior of the Building or on any window or windows inside or outside of the Building, except for alarm system and security service warnings, and no sign or signs, except in uniform location and uniform style fixed by Landlord, will be permitted in the public corridors or on corridor doors or entrances to Tenant's space. All special or large signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly. Written consent from Landlord is an absolute prerequisite for any such sign or signs Tenant may be so permitted to use.

30. Tenant shall not operate a wholesale or retail establishment such as food, drink, clothing, etc., without the written consent of Landlord first had and obtained.

31. Landlord will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from Tenant's area, common areas, parking areas, public rooms or any other area of the Building, regardless of whether such loss occurs when the area is locked against entry or not.

32. No animals shall be brought into or kept in or about the Building, and no bicycles shall be brought into or kept in or about the Building except in areas designated for such purpose by Landlord.

33. Landlord may permit entrance to Tenant's offices by use of pass keys controlled by Landlord or employees, contractors or service personnel supervised or employed by Landlord.

34. None of the entries, passages, doors, elevators, elevator doors, hallways, or stairways, shall be blocked or obstructed, nor shall any rubbish, litter, trash, or materials of any nature be placed, emptied or thrown into these areas, nor shall such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees, or invitees.

                                   Page D-17

35. Any plant brought into the Building shall be subject to inspection by Landlord's maintenance personnel. Any plants found to be carrying disease or pests shall be removed from the Building immediately upon request by Landlord.

36. No Tenant shall at any time occupy any part of the Building as sleeping or lodging quarters.

37. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. No person shall waste water by interfering with the faucets or otherwise.

38. No person shall disturb the occupants of the Building by the use of any musical instruments, the making of raucous noises, or other unreasonable use.

39. Nothing shall be thrown out of the windows of the Building, or down the stairways or other passages.

40. Tenant shall not store any materials, equipment, products, etc., outside the premises as shown on the plats attached hereto.

41. Tenant shall comply with all local and federal codes and ordinances. In the event of fire or code problems, Tenant shall comply with said requirements.

42. Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Building grounds and surrounding areas. Automobiles parked in stalls reserved for other tenants may be towed at the owner's expense. Speeding, other unsafe driving practices or abusive behavior toward Building parking attendants and other Building contractors or employees will be cause to rescind parking privileges.

43. Directories will be placed in the Building by Landlord at Landlord's expense, and no other directories shall be permitted.

44. No signs, draperies, shutters, window coverings, decorations, hangings or obstructions of any type shall be placed on any skylights or any doors or windows which are visible from outside the premises without the prior written consent of the Landlord.

45. "Building Operating Hours" shall be from 8:00 a.m. to 6:00 p.m. Monday through Friday, and from 9:00 to noon on Saturday, but not on Sunday, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas or other legal holidays. Landlord reserves the right to restrict entry to the Building by unidentified persons during the hours 6:00 p.m. to 8:00 a.m., all hours Saturdays and Sundays and legal holidays.

46. The roof is a restricted and unsafe area for unauthorized persons. Only those specifically authorized by Building management may enter the roof area, and at their own risks.

47. Only those with specific authority from Building management may enter the elevator, electrical, machine and janitor rooms.

48. Tenants will be furnished, free of charge, two keys to each of the following: all door locks to each tenant premises. Extra keys may be furnished at a reasonable charge. Tenant may not (a) copy entrance keys; or
     (b) alter locks or install additional locks in any door, unless agreed to in writing by Building management. In such a case, work and materials will be at Tenants' expense and Landlord will be furnished a key to the lock. All keys furnished tenants will be returned to Landlord upon termination of the lease.

49. Only trucks or similar material handling equipment with soft rubber wheels and side guards will be allowed in the Building. No other vehicle of any kind will be brought in by tenants or kept in its premises.

50. Cooking by any method other than a microwave oven in prohibited. Brewing coffee, tea, hot chocolate and similar beverages is permitted provided: (a) Underwriter's Laboratory approved equipment is used for brewing beverages; and (b) applicable Federal, State and City laws, codes ordinances, rules and regulations are followed.

51. Only telephone company technicians authorized by Building management may enter and work in any telephone room. Tenants who hire a telephone company to do work in the Building are responsible for notifying the company to instruct their technicians to obtain authority from Building management to enter telephone rooms and other parts of the Building.

52. Packages, messages, mail, etc. must be delivered directly to tenant suites or to such mailboxes within the Building as may be provided by Landlord. Building management will not receive or accept them for tenants.

53. Tenants shall store their trash and garbage in their premises in receptacles which facilitate disposal by ordinary methods in the City of Manhattan Beach. Boxes, receptacles, etc., which are used in moving tenants into the Building will be removed from the Building by the moving company or tenant


                                   Page D-18
     will absorb the cost of removal. Disposal cost of excessive trash or garbage beyond the normal and ordinary garbage of an office facility will be at the cost of the Tenant.

54. Tenant shall not place a load upon any floor of the Premises exceeding the live load rate per square foot established by Landlord. Tenant will pay the fees of the structural engineer of the Building if structural engineering advice is necessary in planning the positioning of heavy loads. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance. Safes and other heavy equipment, the weight of which will not constitute a hazard or damage the Building or its equipment, shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by Landlord.

55. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for safety, protection, care and good order therein, and in protection and comfort of its tenants, their agents, employees and invitees, including but not limited to rules and regulations regarding hours of access to the Building, which rules when made and notice thereof given to a tenant shall be binding upon him in like manner as if originally herein prescribed. In the event of any conflict, inconsistency or other difference between the terms and provisions of these rules and regulations and any lease now or hereafter in effect between Landlord and any tenant in the Building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord.

56. Landlord desires to maintain high standards of environment, comfort, and convenience for its Tenants. It will be appreciated if any undesirable conditions or lack of courtesy or attention by its contractors or employees is reported directly to Landlord's Property Manager.



                                   Page D-19